Exhibit 99.1

Biodesix Announces Appointment of Lawrence (Lair) T. Kennedy, Jr. to Board of Directors

Boulder, CO.--(BUSINESS WIRE)--December 16, 2022 - Biodesix, Inc. (Nasdaq: BDSX), a leading data-driven diagnostic solutions company with a focus in lung disease, today announced the appointment of Lawrence (Lair) T. Kennedy, Jr. to the Company’s Board of Directors (Board) and Audit Committee of the Board effective January 3, 2023. Mr. Kennedy brings to Biodesix more than 20 years of broad operating, corporate finance, company creation and investment experience with a specific focus in the healthcare industry.

“We are delighted to welcome Lair to Biodesix’s Board of Directors,” said Scott Hutton, Chief Executive Officer of Biodesix. “He brings a wealth of business experience with a strong background in healthcare and the medical diagnostic field. We look forward to working with Lair and believe his guidance and input will strengthen our board as we advance our mission and goal of becoming a leading data-driven diagnostic solutions company, working to unite biopharma, physicians, and patients to transform the standard of care and improve lung cancer outcomes with personalized diagnostics.”

Mr. Kennedy currently serves as the Managing Partner and Chief Executive Officer of Westwood Management, a private investment and wealth management firm directing a diverse investment portfolio across a range of alternative and traditional asset classes. Prior to his role at Westwood Management, Mr. Kennedy was the co-founder of Health Carousel, a talent management company with a leading portfolio of healthcare staffing and workforce solution businesses. Mr. Kennedy currently serves on the boards of directors of Healthcare for Kids, HC Locum, Revolution 4.0, and Health Carousel. Mr. Kennedy has received a Master of Business Administration from Duke University’s Fuqua School of Business and a Bachelor of Arts from Colgate University.

About Biodesix

Biodesix is a leading data-driven diagnostic solutions company with a focus in lung disease. The Company develops diagnostic tests addressing important clinical questions by combining multi-omics through the power of artificial intelligence. Biodesix offers five Medicare-covered tests for patients with lung diseases. The blood based Nodify Lung® nodule risk assessment testing strategy, consisting of the NodifyXL2® and the Nodify CDT® tests, evaluates the risk of malignancy in pulmonary nodules, enabling physicians to better triage patients to the most appropriate course of action. The blood based IQLung™ strategy for lung cancer patients integrates the GeneStrat® targeted ddPCR™ test, the GeneStrat NGS™ test and the VeriStrat® test to support treatment decisions across all stages of lung cancer with results in an average o 36-72 hours, expediting time to treatment. Biodesix also leverages the proprietary and advanced Diagnostic Cortex® AI (Artificial Intelligence) platform, to collaborate with many of the world’s leading biotechnology and pharmaceutical companies to solve complex diagnostic challenges in lung disease. For more information about Biodesix, visit biodesix.com.

Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “predict,” “potential,” “opportunity,” “goals,” or “should,” and similar expressions are intended to identify forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors. Biodesix has based these forward-looking statements largely on its current expectations and projections about future events and trends. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions. Forward-looking statements may include information concerning the impact of the COVID-19 pandemic on Biodesix and its operations, its possible or assumed future results of operations, including descriptions of its revenues, profitability, outlook, and overall business strategy. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. The Company's ability to continue as a going concern could cause actual results to differ materially from those contemplated in this press release and additionally, other factors that could cause actual results to differ materially from those contemplated in this press release can be found in the Risk Factors section of

Exhibit 99.1

Biodesix’s most recent annual report on Form 10-K, filed March 14, 2022 or subsequent quarterly reports on Form 10-Q during 2022, if applicable. Biodesix undertakes no obligation to revise or publicly release the results of any revision to such forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contacts:

Media:
Robin Harper Cowie
robin.cowie@biodesix.com
(720) 509-8841

Investors:
Chris Brinzey
chris.brinzey@westwicke.com
(339) 970-2843